                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                  --------------------------------------------




                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2003
                                                          --------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

  1-15157                                                             36-2552989
  ------------------------------------------------------------------------------
  (Commission File Number)                      (IRS Employer Identification No)


               1900 WEST FIELD COURT, LAKE FOREST, ILLINOIS    60045
               -------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.        Description

     99.1 Reconciliation of estimated "core" earnings and "free cash flow" with the most directly comparable GAAP measures.


ITEMS 9 AND 12 REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL
               CONDITION.

On April 23, 2003, the company issued a press release announcing the company's first quarter 2003 earnings, and filed a Current Report on Form 8-K with such press release attached as Exhibit 99.1. In the section of such press release entitled "Outlook," the company made certain statements relating to its estimates of its "core" earnings per share and "free cash flow" for 2003. "Core" earnings" and "free cash flow" are non-GAAP measures, as defined in Regulation
G. Attached as Exhibit 99.1 to this Form 8-K/A is a reconciliation of those non-GAAP measures as previously disclosed with the most directly comparable GAAP measures.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2003

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr.
    --------------------------
    James V. Faulkner, Jr.
    Vice President and General Counsel